UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-22881

American Funds Developing World Growth and Income Fund

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: November 30

Date of reporting period: May 31, 2016

Michael W. Stockton

American Funds Developing World Growth and Income Fund

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

American Funds Developing World Growth and Income FundSM Semi-annual report for the six months ended May 31, 2016

American Funds Developing World Growth and Income Fund seeks to provide long-term growth of capital while providing current income.

This fund is one of more than 40 offered by one of the nation’s largest mutual fund families, American Funds, from Capital Group. For 85 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Here are the total returns on a $1,000 investment with all distributions reinvested for the periods ended June 30, 2016 (the most recent calendar quarter-end):

Class A shares	1 year	Lifetime (since 2/3/14)

Reflecting 5.75% maximum sales charge	–13.67%	–4.66%

The total annual fund operating expense ratio was 1.32% for Class A shares as of the prospectus dated February 1, 2016.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and expense reimbursements, without which results would have been lower. Visit americanfunds.com for more information.

The fund’s 30-day yield for Class A shares as of June 30, 2016, reflecting the 5.75% maximum sales charge and calculated in accordance with the U.S. Securities and Exchange Commission formula, was 1.92%.

Investing in developing markets involves risks, such as significant currency and price fluctuations, political instability, differing securities regulations and periods of illiquidity, which are detailed in the fund’s prospectus. Investments in developing markets have been more volatile than investments in developed markets, reflecting the greater uncertainties of investing in less established economies. Individuals investing in developing markets should have a long-term perspective and be able to tolerate potentially sharp declines in the value of their investments. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Fellow investors:

Stock markets were volatile during the first half of American Funds Developing World Growth and Income Fund’s fiscal year. Sentiment zigzagged as investors weighed the impact of China’s economic slowdown, global stimulus measures and shifting commodity prices.

Against this backdrop, the fund gained 1.89% with dividends reinvested for the six months ended May 31, 2016, outpacing the 0.04% return of the MSCI Emerging Markets Index, which measures markets in more than 20 developing countries. The Lipper Emerging Markets Funds Index, a peer group, climbed 1.26%. For those shareholders taking dividends in cash, the return was 1.38%.

Market review

After a selloff in the first two months of the period, emerging markets rallied before tailing off in May. Equity returns varied dramatically by country, while most currencies appreciated against the U.S. dollar.

Stocks in Brazil staged a major comeback after several years of poor returns. The MSCI Brazil Index1 surged 16.28%, fueled by expectations that President Dilma Rousseff would be impeached and the change in leadership would spur much-needed reforms in Latin America’s biggest economy. Rousseff was suspended from office in mid-May and replaced by her vice president, Michel Temer. A recovery in oil and iron ore prices further aided Brazilian equities. The country’s currency rose 9% against the dollar. Elsewhere in Latin America, Mexican stocks lost 5.32% as lower oil prices weighed on the country’s growth prospects and prompted government budget cuts. The peso depreciated nearly 10% against the greenback.

[1]	Unless otherwise indicated, equity and country stock returns are based on MSCI indexes and measured in U.S. dollars with net dividends reinvested.

Results at a glance

For periods ended May 31, 2016, with all distributions reinvested

	Cumulative total returns		Average annual total returns
	6 months	1 year	Lifetime (since 2/3/14)

American Funds Developing World Growth and Income Fund (Class A shares)	1.89%	–14.85%	–3.99%
MSCI Emerging Markets Index*	0.04	–17.63	–3.52
Lipper Emerging Markets Funds Index†	1.26	–14.59	–2.32

*	The market index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. Results reflect dividends net of withholding taxes.
†	Lipper indexes track the largest mutual funds (no more than 30), represented by one share class per fund, in the corresponding Lipper category.

American Funds Developing World Growth and Income Fund	1

The MSCI China Index fell 6.93% in the midst of market turbulence. In January, China faced intense scrutiny as investors questioned the country’s economic growth rate, rising debt levels and a potential devaluation of the renminbi. As part of their efforts to stimulate the economy, government leaders eased restrictions on property purchases and lowered reserve requirements for banks. Funding for infrastructure projects was increased as well.

Indonesia was a bright spot in Asia. The MSCI Indonesia Index climbed 11.20% as investors appeared encouraged by steps President Joko Widodo was taking to attract investment and boost consumption. The country’s central bank also reduced interest rates twice over the six months. Stocks in India strengthened late in the period as the Reserve Bank of India cut the benchmark interest rate and corporate profits improved. The MSCI India Index advanced 2.25%. Russian stocks gained 5.58%, primarily buoyed by a rebound in the price of Brent crude, a key export for the country.

Inside the portfolio

Several of the fund’s industrials holdings contributed to returns. CCR, an operator and developer of toll roads in Brazil, jumped 27.5% in U.S. dollar terms for the six months ended May 31, 2016. CCR and other Brazilian equities rose on fresh hopes for political change in a country long mired in recession. CTCI, a Taiwanese-based provider of engineering consulting services, soared 30.5%, helped by its strong order backlog.

Consumer discretionary stocks also supported returns, particularly investments in Indonesia. Astra International, a proxy for the Indonesian economy due to its many business interests, advanced 13.1%, while department store operator Matahari surged 23.6%. Macau casino operators Sands China and Wynn Macau improved 13.9% and 26.1%, respectively.

A few of the fund’s investments in telecommunications were also additive. These included Hong Kong-based HKT Trust and HKT Ltd. and Globe Telecom, a major wireless provider in the Philippines.

Investments in Mexico weighed on returns, partly due to a more cautious market outlook for Mexican equities and weakness in the country’s currency. Telecommunications giant América Móvil declined 24.3%, hurt by a disappointing first-quarter earnings report. Real estate investment trust Fibra Uno and retailer Grupo Sanborns also detracted from results.

Among Chinese stocks, Shanghai Fosun Pharmaceutical dropped 19.6%. Fund managers believe the company is still poised to benefit from the rapidly growing use of prescription drugs in China, as well as the ongoing privatization of hospitals. China Pacific Insurance and China Overseas Land & Investment fell on broader concerns about the country’s economy.

2	American Funds Developing World Growth and Income Fund

The road ahead

Launched in 2014, American Funds Developing World Growth and Income Fund aims to take advantage of long-term growth prospects and income opportunities in emerging markets by investing in firms that have consistently paid meaningful dividends over time. Most of the fund’s assets are invested in stocks domiciled in developing markets, however managers may also invest in developed market companies that derive a meaningful portion of their revenue from emerging markets.

The last few years have been challenging for emerging markets. Recently, prices for several commodities appear to have stabilized after a prolonged slump — a positive sign for resource-rich countries such as Russia, South Africa and Brazil. U.S. dollar strength, historically a headwind for emerging markets, has also eased. Meanwhile, positive structural reforms are gaining traction in countries such as Indonesia and India, two of Asia’s fastest-growing economies.

Managers actively invest on a company-by-company basis, focusing on those with strong balance sheets, the ability to navigate challenging periods and a disciplined approach to increasing dividends over time. We believe this emphasis on higher quality, dividend-paying companies can help provide stability in volatile markets, and offers a unique combination of long-term growth and income opportunities.

Currently the fund’s growth and income objectives are being expressed through investments in consumer discretionary and consumer staples, which account for nearly a third of equity holdings. In the latter sector, the fund favors companies headquartered in developed countries that sell to emerging markets as their dividend yields tend to be higher and balance sheets healthier.

On the whole, we believe that growth prospects, technological advancements and population demographics remain favorable for emerging markets countries. Along with rising wealth, these factors should fuel demand for a range of consumer goods and financial services as people seek a higher quality of life.

We appreciate your trust and look forward to reporting to you at the close of the fund’s fiscal year.

Sincerely,

Shaw B. Wagener
Vice Chairman and President

July 14, 2016

For current information about the fund, visit americanfunds.com.

American Funds Developing World Growth and Income Fund	3

Summary investment portfolio May 31, 2016	unaudited

Industry sector diversification	Percent of net assets

Country diversification by domicile	Percent of net assets
Taiwan	10.01%
China	8.45
Hong Kong	8.41
Mexico	6.02
Indonesia	5.77
United Kingdom	5.64
United States	4.98
Brazil	4.65
Thailand	4.03
Other countries	36.30
Short-term securities & other assets less liabilities	5.74

Common stocks 89.52%	Shares	Value (000)
Financials 18.86%
Fibra Uno Administración, SA de CV	21,389,900	$46,311
Discovery Ltd.	5,620,366	42,989
First Gulf Bank PJSC	11,899,338	38,389
China Vanke Co. Ltd., Class H	14,238,000	33,933
Moscow Exchange MICEX-RTS PJSC	19,458,889	31,922
Union National Bank PJSC	31,234,452	29,167
China Pacific Insurance (Group) Co., Ltd., Class H1	8,122,800	27,753
Akbank TAS	6,390,635	17,253
Credicorp Ltd.	122,200	17,133
Other securities		115,570
		400,420

Consumer staples 14.33%
Unilever PLC	1,335,700	60,861
Thai Beverage PCL	55,467,000	35,243
Carlsberg A/S	341,587	32,959
Nestlé SA	363,397	26,834
Philip Morris International Inc.	255,600	25,223
British American Tobacco PLC	395,700	24,059
Shoprite Holdings Ltd.	2,161,408	22,680
Danone SA	270,894	19,013

4	American Funds Developing World Growth and Income Fund

	Shares	Value (000)
PZ Cussons PLC	3,737,500	$18,957
Other securities		38,434
		304,263

Consumer discretionary 12.78%
Astra International Tbk PT	120,582,800	58,261
Sands China Ltd.	10,978,400	42,101
Stella International Holdings Ltd.	11,003,000	27,045
Matahari Department Store Tbk PT	17,633,400	24,494
PT Surya Citra Media Tbk	93,543,000	22,941
Grupo Sanborns, SAB de CV, Series B1	14,235,410	18,758
Other securities		77,759
		271,359

Information technology 10.28%
Taiwan Semiconductor Manufacturing Co., Ltd.	14,911,000	71,554
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	471,200	11,648
Delta Electronics, Inc.	11,827,407	54,400
Quanta Computer Inc.	10,325,000	18,363
Other securities		62,262
		218,227

Telecommunication services 8.55%
HKT Trust and HKT Ltd., units	29,709,960	43,050
América Móvil, SAB de CV, Series L (ADR)	3,470,400	42,512
Globe Telecom, Inc.	719,605	37,084
Singapore Telecommunications Ltd.	8,245,700	23,173
Bharti Airtel Ltd.	4,166,654	21,761
Other securities		13,941
		181,521

Industrials 7.75%
CCR SA, ordinary nominative	8,672,300	36,599
CTCI Corp.	16,667,000	23,994
SEEK Ltd.	1,926,052	22,691
BTS Rail Mass Transit Growth Infrastructure Fund	52,714,700	17,412
Other securities		63,845
		164,541

Energy 3.91%
Coal India Ltd.	7,189,190	31,135
Türkiye Petrol Rafinerileri AS	953,781	21,518
Oil Search Ltd.	3,875,270	19,018
Other securities		11,475
		83,146

Health care 3.66%
Shanghai Fosun Pharmaceutical (Group) Co., Ltd. Class H	12,465,500	32,404
Odontoprev SA, ordinary nominative	6,531,100	20,261
Other securities		25,001
		77,666

American Funds Developing World Growth and Income Fund	5

Common stocks (continued)	Shares	Value (000)
Materials 3.48%
Alrosa PJSC	25,135,753	$26,556
LafargeHolcim Ltd.	383,861	17,262
Other securities		30,141
		73,959

Utilities 1.91%
Other securities		40,593

Miscellaneous 4.01%
Other common stocks in initial period of acquisition		85,113

Total common stocks (cost: $2,134,936,000)		1,900,808

Preferred securities 0.50%
Consumer discretionary 0.50%
Other securities		10,501

Total preferred securities (cost: $10,800,000)		10,501

Rights & warrants 2.10%
Consumer staples 2.10%
Savola Group Co., warrants, expire 2017[2,3]	3,190,951	31,841
Other securities		12,661

Total rights & warrants (cost: $73,762,000)		44,502

Convertible bonds 0.16%	Principal amount (000)
Miscellaneous 0.16%
Other convertible bonds in initial period of acquisition		3,443

Total convertible bonds (cost: $6,352,000)		3,443

Bonds, notes & other debt instruments 1.98%
Bonds & notes of governments outside the U.S. 0.85%
Argentina (Republic of) 7.50% 2026[2]	$17,150	18,042

Corporate bonds & notes 0.81%
Telecommunication services 0.30%
América Móvil, SAB de CV 2.375% 2016	6,488	6,511

Other corporate bonds & notes 0.51%
Other securities		10,741

Total corporate bonds & notes		17,252

U.S. Treasury bonds & notes 0.32%
Other securities		6,701

Total bonds, notes & other debt instruments (cost: $40,794,000)		41,995

6	American Funds Developing World Growth and Income Fund

Short-term securities 5.97%	Principal amount (000)	Value (000)
Caisse d’Amortissement de la Dette Sociale 0.48% due 7/7/2016[2]	$17,700	$17,694
General Electric Co. 0.32% due 6/1/2016	49,900	49,899
Total Capital Canada Ltd. 0.60% due 7/15/2016[2]	20,000	19,990
Other securities		39,199

Total short-term securities (cost: $126,775,000)		126,782
Total investment securities 100.23% (cost: $2,393,419,000)		2,128,031
Other assets less liabilities (0.23)%		(4,806)

Net assets 100.00%		$2,123,225

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Forward currency contracts

The fund has entered into a forward currency contract as shown in the following table. The average month-end notional amount of open forward currency contracts while held was $25,293,000.

					Unrealized
			Contract amount		appreciation
			Receive	Deliver	at 5/31/2016
	Settlement date	Counterparty	(000)	(000)	(000)
Sales:
British pounds	7/22/2016	Bank of America, N.A.	$19,219	£13,150	$166

[1]	Security did not produce income during the last 12 months.
[2]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $135,167,000, which represented 6.37% of the net assets of the fund.
[3]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $44,502,000, which represented 2.10% of the net assets of the fund.

Key to abbreviation and symbol

ADR = American Depositary Receipts

£ = British pounds

See Notes to Financial Statements

American Funds Developing World Growth and Income Fund	7

Financial statements

Statement of assets and liabilities	unaudited
at May 31, 2016	(dollars in thousands)

Assets:
Investment securities, at value (cost: $2,393,419)		$2,128,031
Cash denominated in currencies other than U.S. dollars (cost: $2,465)		2,440
Unrealized appreciation on open forward currency contracts		166
Receivables for:
Sales of investments	$2,075
Sales of fund’s shares	5,285
Dividends and interest	6,682
Other	27	14,069
		2,144,706
Liabilities:
Payables for:
Purchases of investments	14,501
Repurchases of fund’s shares	3,240
Investment advisory services	1,354
Services provided by related parties	1,058
Trustees’ deferred compensation	288
Other	1,040	21,481
Net assets at May 31, 2016		$2,123,225

Net assets consist of:
Capital paid in on shares of beneficial interest		$2,654,052
Undistributed net investment income		15,424
Accumulated net realized loss		(280,809)
Net unrealized depreciation		(265,442)
Net assets at May 31, 2016		$2,123,225

See Notes to Financial Statements

8	American Funds Developing World Growth and Income Fund

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —

unlimited shares authorized (241,038 total shares outstanding)

	Net assets	Shares outstanding	Net asset value per share
Class A	$1,288,795	146,315	$8.81
Class B	296	34	8.79
Class C	109,276	12,460	8.77
Class F-1	86,195	9,782	8.81
Class F-2	564,391	64,010	8.82
Class 529-A	24,095	2,737	8.80
Class 529-B	30	3	8.79
Class 529-C	3,742	427	8.77
Class 529-E	763	87	8.80
Class 529-F-1	1,675	190	8.81
Class R-1	1,432	163	8.78
Class R-2	5,932	677	8.76
Class R-2E	27	3	8.79
Class R-3	5,828	663	8.79
Class R-4	5,478	622	8.81
Class R-5E	10	1	8.80
Class R-5	3,300	374	8.82
Class R-6	21,960	2,490	8.82

See Notes to Financial Statements

American Funds Developing World Growth and Income Fund	9

Statement of operations	unaudited
for the six months ended May 31, 2016	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $2,622)	$36,884
Interest (net of non-U.S. taxes of $4)	1,145	$38,029

Fees and expenses*:
Investment advisory services	7,556
Distribution services	2,471
Transfer agent services	1,864
Administrative services	254
Reports to shareholders	178
Registration statement and prospectus	572
Trustees’ compensation	171
Auditing and legal	32
Custodian	587
Other	(15)
Total fees and expenses before reimbursement	13,670
Less transfer agent services reimbursement	— †
Total fees and expenses after reimbursement		13,670
Net investment income		24,359

Net realized loss and unrealized appreciation:
Net realized (loss) gain on:
Investments	(168,229)
Forward currency contracts	(292)
Currency transactions	172	(168,349)
Net unrealized appreciation (depreciation) on:
Investments (net of non-U.S. taxes of $220)	182,610
Forward currency contracts	(93)
Currency translations	(66)	182,451
Net realized loss and unrealized appreciation		14,102

Net increase in net assets resulting from operations		$38,461

*	Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.
†	Amount less than one thousand.

See Notes to Financial Statements

10	American Funds Developing World Growth and Income Fund

Statements of changes in net assets
	(dollars in thousands)

	Six months ended	Year ended
	May 31,	November 30,
	2016*	2015
Operations:
Net investment income	$24,359	$39,661
Net realized loss	(168,349)	(102,800)
Net unrealized appreciation (depreciation)	182,451	(404,170)
Net increase (decrease) in net assets resulting from operations	38,461	(467,309)

Dividends paid to shareholders from net investment income	(10,545)	(38,327)

Net capital share transactions	1,212	582,082

Total increase in net assets	29,128	76,446

Net assets:
Beginning of period	2,094,097	2,017,651
End of period (including undistributed net investment income: $15,424 and $1,610, respectively)	$2,123,225	$2,094,097

*Unaudited.

See Notes to Financial Statements

American Funds Developing World Growth and Income Fund	11

Notes to financial statements	unaudited

1. Organization

American Funds Developing World Growth and Income Fund (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide long-term growth of capital while providing current income.

The fund has 18 share classes consisting of five retail share classes (Classes A, B and C, as well as two F share classes, F-1 and F-2), five 529 college savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F-1) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Contingent deferred sales
Share class	Initial sales charge	charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None

*Class B and 529-B shares of the fund are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

12	American Funds Developing World Growth and Income Fund

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

American Funds Developing World Growth and Income Fund	13

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

14	American Funds Developing World Growth and Income Fund

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

American Funds Developing World Growth and Income Fund	15

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of May 31, 2016 (dollars in thousands):

	Investment securities
	Level 1*	Level 2	Level 3	Total
Assets:
Common stocks:
Financials	$400,420	$—	$—	$400,420
Consumer staples	304,263	—	—	304,263
Consumer discretionary	271,359	—	—	271,359
Information technology	218,227	—	—	218,227
Telecommunication services	181,521	—	—	181,521
Industrials	164,541	—	—	164,541
Energy	83,146	—	—	83,146
Health care	77,666	—	—	77,666
Materials	73,959	—	—	73,959
Utilities	40,593	—	—	40,593
Miscellaneous	85,113	—	—	85,113
Preferred securities	10,501	—	—	10,501
Rights & warrants	—	44,502	—	44,502
Convertible bonds	—	3,443	—	3,443
Bonds, notes & other debt instruments	—	41,995	—	41,995
Short-term securities	—	126,782	—	126,782
Total	$1,911,309	$216,722	$—	$2,128,031

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$166	$—	$166

*	Securities with a value of $1,451,384,000, which represented 68.36% of the net assets of the fund, transferred from Level 2 to Level 1 since the prior fiscal year-end, primarily due to a lack of significant market movements following the close of local trading.
†	Forward currency contracts are not included in the investment portfolio.

16	American Funds Developing World Growth and Income Fund

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions, and the market response to any such initiatives.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these

American Funds Developing World Growth and Income Fund	17

countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

18	American Funds Developing World Growth and Income Fund

5. Certain investment techniques

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations.

The following tables present the financial statement impacts resulting from the fund’s use of forward currency contracts as of, or for the six months ended, May 31, 2016 (dollars in thousands):

		Assets		Liabilities
Contract	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	$166	Unrealized depreciation on open forward currency contracts	$—

		Net realized loss		Net unrealized depreciation
Contract	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Currency	Net realized loss on forward currency contracts	$(292)	Net unrealized depreciation on forward currency contracts	$(93)

Collateral — The fund participates in a collateral program due to its use of forward currency contracts. The program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligations.

American Funds Developing World Growth and Income Fund	19

Rights of offset — The fund has entered into enforceable master netting agreements with certain counterparties for forward currency contracts, where on any date amounts payable by each party to the other (in the same currency with respect to the same transaction) may be closed or offset by each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting”). For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statement of assets and liabilities.

The following table presents the fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the fund’s statement of assets and liabilities. The net amount column shows the impact of offsetting on the fund’s statement of assets and liabilities as of May 31, 2016, if close-out netting was exercised (dollars in thousands):

Gross amounts not offset in the
	Gross amounts	statement of assets and liabilities and
	recognized in the	subject to a master netting agreement
	statement of assets	Available	Non-cash	Cash	Net
Counterparty	and liabilities	to offset	collateral*	collateral	amount
Assets:
Bank of America, N.A.	$166	$—	$—	$—	$166

*Non-cash collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended May 31, 2016, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal and state tax authorities for tax years before 2013, the year the fund commenced operations, and by tax authorities outside the U.S. for tax years before 2014.

20	American Funds Developing World Growth and Income Fund

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; and net capital losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

The components of distributable earnings on a tax basis are reported as of the fund’s most recent year-end. As of November 30, 2015, the components of distributable earnings on a tax basis were as follows (dollars in thousands):

Undistributed ordinary income	$1,849
Capital loss carryforward*	(112,199)

*	The capital loss carryforward will be used to offset any capital gains realized by the fund in the current year or in subsequent years. The fund will not make distributions from capital gains while a capital loss carryforward remains.

As of May 31, 2016, the tax basis unrealized appreciation (depreciation) and cost of investment securities were as follows (dollars in thousands):

Gross unrealized appreciation on investment securities	$99,818
Gross unrealized depreciation on investment securities	(365,227)
Net unrealized depreciation on investment securities	(265,409)
Cost of investment securities	2,393,440

American Funds Developing World Growth and Income Fund	21

Tax-basis distributions paid to shareholders from ordinary income were as follows (dollars in thousands):

	Six months ended		Year ended
	May 31,		November 30,
Share class	2016		2015
Class A	$6,121		$22,078
Class B	—	*	7
Class C	129		1,317
Class F-1	478		2,030
Class F-2	3,502		11,988
Class 529-A	109		360
Class 529-B	—	*	—	*
Class 529-C	3		35
Class 529-E	3		11
Class 529-F-1	8		22
Class R-1	2		19
Class R-2	2		43
Class R-2E	—	*	—	*
Class R-3	18		62
Class R-4	23		68
Class R-5E†	—	*	—
Class R-5	20		37
Class R-6	127		250
Total	$10,545		$38,327

*	Amount less than one thousand.
†	Class R-5E shares were offered beginning November 20, 2015.

22	American Funds Developing World Growth and Income Fund

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. At the beginning of the year, these fees were based on a series of decreasing annual rates beginning with 0.850% on the first $500 million of daily net assets and decreasing to 0.660% on such assets in excess of $2.5 billion. On December 3, 2015, the fund’s board of trustees approved an amended investment advisory and service agreement effective February 1, 2016, decreasing the annual rate on daily net assets in excess of $4 billion to 0.640%. For the six months ended May 31, 2016, the investment advisory services fee was $7,556,000, which was equivalent to an annualized rate of 0.763% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts

American Funds Developing World Growth and Income Fund	23

billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of May 31, 2016, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, Class A shares pay an annual fee of 0.01% and Class C, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.05% on such assets in excess of $70 billion. Effective July 1, 2016, the quarterly fee will be amended to annual rates of 0.10% on the first $20 billion of the net assets invested in the Class 529 shares of the American Funds, 0.05% on net assets between $20 billion and $100 billion, and 0.03% on net assets over $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

24	American Funds Developing World Growth and Income Fund

For the six months ended May 31, 2016, class-specific expenses under the agreements were as follows (dollars in thousands):

	Distribution		Transfer agent		Administrative		529 plan
Share class	services		services		services		services
Class A	$1,759		$1,339		$60		Not applicable
Class B	2		1		Not applicable		Not applicable
Class C	520		117		26		Not applicable
Class F-1	109		57		22		Not applicable
Class F-2	Not applicable		298		130		Not applicable
Class 529-A	18		21		6		$10
Class 529-B	—	*	—	*	—	*	—	*
Class 529-C	17		4		1		1
Class 529-E	2		—	*	—	*	—	*
Class 529-F-1	—		1		—	*	1
Class R-1	8		1		—	*	Not applicable
Class R-2	19		16		1		Not applicable
Class R-2E	—	*	—	*	—	*	Not applicable
Class R-3	12		5		1		Not applicable
Class R-4	5		3		1		Not applicable
Class R-5E	Not applicable		—	*	—	*	Not applicable
Class R-5	Not applicable		1		1		Not applicable
Class R-6	Not applicable		—	*	5		Not applicable
Total class-specific expenses	$2,471		$1,864		$254		$12

*Amount less than one thousand.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $171,000 in the fund’s statement of operations reflects $167,000 in current fees (either paid in cash or deferred) and a net increase of $4,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Security transactions with related funds — The fund may purchase from, or sell securities to, other CRMC-managed funds (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act.

American Funds Developing World Growth and Income Fund	25

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

			Reinvestments						Net increase
	Sales[1]		of dividends				Repurchases[1]		(decrease)
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Six months ended May 31, 2016

Class A	$209,379	25,003	$6,066		713		$(193,731)	(23,277)	$21,714	2,439
Class B	26	3	—	[2]	—	[2]	(246)	(30)	(220)	(27)
Class C	13,538	1,613	129		15		(16,483)	(1,990)	(2,816)	(362)
Class F-1	26,821	3,157	475		56		(44,038)	(5,185)	(16,742)	(1,972)
Class F-2	163,660	19,523	3,318		390		(182,535)	(21,604)	(15,557)	(1,691)
Class 529-A	4,166	495	109		13		(1,560)	(186)	2,715	322
Class 529-B	4	1	—	[2]	—	[2]	(7)	(2)	(3)	(1)
Class 529-C	747	91	4		—	[2]	(342)	(41)	409	50
Class 529-E	221	27	3		—	[2]	(130)	(15)	94	12
Class 529-F-1	683	79	8		1		(254)	(29)	437	51
Class R-1	172	20	2		1		(351)	(41)	(177)	(20)
Class R-2	2,084	249	2		—	[2]	(713)	(83)	1,373	166
Class R-2E	18	2	—	[2]	—	[2]	—	—	18	2
Class R-3	2,914	338	18		2		(1,770)	(212)	1,162	128
Class R-4	2,012	234	23		3		(462)	(55)	1,573	182
Class R-5E	—	—	—		—		—	—	—	—
Class R-5	848	100	20		2		(262)	(31)	606	71
Class R-6	7,611	925	127		15		(1,112)	(134)	6,626	806
Total net increase (decrease)	$434,904	51,860	$10,304		1,211		$(443,996)	(52,915)	$1,212	156

26	American Funds Developing World Growth and Income Fund

			Reinvestments						Net increase
	Sales[1]		of dividends				Repurchases[1]		(decrease)
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended November 30, 2015

Class A	$576,953	57,350	$21,920		2,284		$(290,334)	(30,124)	$308,539	29,510
Class B	274	27	7		1		(607)	(60)	(326)	(32)
Class C	47,985	4,756	1,311		137		(32,092)	(3,308)	17,204	1,585
Class F-1	72,860	7,254	2,023		210		(76,229)	(7,788)	(1,346)	(324)
Class F-2	511,428	51,514	10,782		1,119		(294,286)	(31,320)	227,924	21,313
Class 529-A	11,845	1,171	360		38		(2,548)	(260)	9,657	949
Class 529-B	12	1	1		—	[2]	(82)	(8)	(69)	(7)
Class 529-C	2,098	210	35		4		(646)	(68)	1,487	146
Class 529-E	392	40	11		1		(177)	(19)	226	22
Class 529-F-1	1,036	101	22		2		(338)	(35)	720	68
Class R-1	676	65	19		2		(315)	(32)	380	35
Class R-2	4,359	436	43		5		(1,076)	(112)	3,326	329
Class R-2E	—	—	—	[2]	—	[2]	(9)	(1)	(9)	(1)
Class R-3	3,642	365	62		8		(1,163)	(119)	2,541	254
Class R-4	3,722	370	68		7		(1,439)	(147)	2,351	230
Class R-5E3	10	1	—		—		—	—	10	1
Class R-5	2,373	240	37		4		(211)	(21)	2,199	223
Class R-6	7,719	789	248		26		(699)	(72)	7,268	743
Total net increase (decrease)	$1,247,384	124,690	$36,949		3,848		$(702,251)	(73,494)	$582,082	55,044

[1]	Includes exchanges between share classes of the fund.
[2]	Amount less than one thousand.
[3]	Class R-5E shares were offered beginning November 20, 2015.

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $271,325,000 and $259,884,000, respectively, during the six months ended May 31, 2016.

American Funds Developing World Growth and Income Fund	27

Financial highlights

		Income (loss) from investment operations[1]
	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations
Class A:
Six months ended 5/31/2016[4,5]	$8.69	$.10	$.06	$.16
Year ended 11/30/2015	10.86	.17	(2.18)	(2.01)
Period from 2/3/2014 to 11/30/2014[5,8]	10.00	.17	.81	.98
Class B:
Six months ended 5/31/2016[4,5]	8.67	.06	.07	.13
Year ended 11/30/2015	10.83	.09	(2.15)	(2.06)
Period from 2/3/2014 to 11/30/2014[5,8]	10.00	.10	.82	.92
Class C:
Six months ended 5/31/2016[4,5]	8.66	.07	.05	.12
Year ended 11/30/2015	10.83	.09	(2.16)	(2.07)
Period from 2/3/2014 to 11/30/2014[5,8]	10.00	.09	.83	.92
Class F-1:
Six months ended 5/31/2016[4,5]	8.70	.11	.05	.16
Year ended 11/30/2015	10.86	.17	(2.17)	(2.00)
Period from 2/3/2014 to 11/30/2014[5,8]	10.00	.18	.80	.98
Class F-2:
Six months ended 5/31/2016[4,5]	8.70	.12	.06	.18
Year ended 11/30/2015	10.87	.21	(2.19)	(1.98)
Period from 2/3/2014 to 11/30/2014[5,8]	10.00	.16	.85	1.01
Class 529-A:
Six months ended 5/31/2016[4,5]	8.69	.10	.05	.15
Year ended 11/30/2015	10.85	.18	(2.17)	(1.99)
Period from 2/3/2014 to 11/30/2014[5,8]	10.00	.15	.82	.97

28	American Funds Developing World Growth and Income Fund

Dividends (from net investment income)	Net asset value, end of period	Total return[2,3]		Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimbursements/ waivers		Ratio of expenses to average net assets after reimbursements/ waivers[2]		Ratio of net income to average net assets[2]

$(.04)	$8.81	1.89%[6]		$1,289		1.44%[7]		1.44%[7]		2.40%[7]
(.16)	8.69	(18.65)		1,251		1.32		1.32		1.70
(.12)	10.86	9.75	[6]	1,242		1.40	[7]	1.39	[7]	1.81	[7]

(.01)	8.79	1.46	[6]	—	[9]	2.17	[7]	2.17	[7]	1.44	[7]
(.10)	8.67	(19.12)		—	[9]	2.03		2.02		.90
(.09)	10.83	9.15	[6]	1		2.10	[7]	2.09	[7]	1.13	[7]

(.01)	8.77	1.39	[6]	109		2.19	[7]	2.19	[7]	1.63	[7]
(.10)	8.66	(19.18)		111		2.07		2.07		.95
(.09)	10.83	9.17	[6]	122		2.14	[7]	2.13	[7]	.94	[7]

(.05)	8.81	1.81	[6]	86		1.34	[7]	1.34	[7]	2.49	[7]
(.16)	8.70	(18.52)		102		1.26		1.26		1.72
(.12)	10.86	9.80	[6]	131		1.34	[7]	1.33	[7]	1.91	[7]

(.06)	8.82	2.06	[6]	564		1.08	[7]	1.08	[7]	2.77	[7]
(.19)	8.70	(18.37)		572		1.00		1.00		2.08
(.14)	10.87	10.02	[6]	482		1.07	[7]	1.07	[7]	1.75	[7]

(.04)	8.80	1.78	[6]	24		1.42	[7]	1.42	[7]	2.44	[7]
(.17)	8.69	(18.52)		21		1.25		1.25		1.79
(.12)	10.85	9.62	[6]	16		1.50	[7]	1.49	[7]	1.60	[7]

See page 33 for footnotes.

American Funds Developing World Growth and Income Fund	29

Financial highlights (continued)

		Income (loss) from investment operations[1]
	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations
Class 529-B:
Six months ended 5/31/2016[4,5]	$8.67	$.07	$.07	$.14
Year ended 11/30/2015	10.84	.09	(2.17)	(2.08)
Period from 2/3/2014 to 11/30/2014[5,8]	10.00	.07	.85	.92
Class 529-C:
Six months ended 5/31/2016[4,5]	8.65	.07	.06	.13
Year ended 11/30/2015	10.83	.09	(2.17)	(2.08)
Period from 2/3/2014 to 11/30/2014[5,8]	10.00	.08	.83	.91
Class 529-E:
Six months ended 5/31/2016[4,5]	8.68	.09	.07	.16
Year ended 11/30/2015	10.85	.15	(2.18)	(2.03)
Period from 2/3/2014 to 11/30/2014[5,8]	10.00	.13	.83	.96
Class 529-F-1:
Six months ended 5/31/2016[4,5]	8.69	.11	.06	.17
Year ended 11/30/2015	10.86	.19	(2.18)	(1.99)
Period from 2/3/2014 to 11/30/2014[5,8]	10.00	.15	.84	.99
Class R-1:
Six months ended 5/31/2016[4,5]	8.66	.07	.06	.13
Year ended 11/30/2015	10.83	.10	(2.17)	(2.07)
Period from 2/3/2014 to 11/30/2014[5,8]	10.00	.10	.82	.92
Class R-2:
Six months ended 5/31/2016[4,5]	8.64	.06	.06	.12
Year ended 11/30/2015	10.82	.09	(2.17)	(2.08)
Period from 2/3/2014 to 11/30/2014[5,8]	10.00	.08	.84	.92

30	American Funds Developing World Growth and Income Fund

Dividends (from net investment income)	Net asset value, end of period	Total return[2,3]		Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimbursements/ waivers		Ratio of expenses to average net assets after reimbursements/ waivers[2]		Ratio of net income to average net assets[2]

$(.02)	$8.79	1.59%[6,10]		$—	[9]	2.00%[7,10]		2.00%[7,10]		1.78%[7,10]
(.09)	8.67	(19.28)[10]		—	[9]	2.12	[10]	2.12	[10]	.89	[10]
(.08)	10.84	9.14	[6,10]	—	[9]	2.18	[7,10]	2.17	[7,10]	.74	[7,10]

(.01)	8.77	1.49	[6]	4		2.26	[7]	2.26	[7]	1.61	[7]
(.10)	8.65	(19.29)		3		2.13		2.13		.92
(.08)	10.83	9.11	[6]	2		2.20	[7]	2.19	[7]	.91	[7]

(.04)	8.80	1.82	[6]	1		1.61	[7]	1.61	[7]	2.23	[7]
(.14)	8.68	(18.81)		1		1.51		1.51		1.51
(.11)	10.85	9.56	[6]	1		1.62	[7]	1.61	[7]	1.40	[7]

(.05)	8.81	1.98	[6]	2		1.25	[7]	1.25	[7]	2.66	[7]
(.18)	8.69	(18.48)		1		1.12		1.12		1.94
(.13)	10.86	9.87	[6]	1		1.18	[7]	1.17	[7]	1.63	[7]

(.01)	8.78	1.54	[6]	2		2.09	[7]	2.09	[7]	1.65	[7]
(.10)	8.66	(19.15)		1		1.99		1.99		1.05
(.09)	10.83	9.17	[6]	2		2.08	[7]	2.08	[7]	1.06	[7]

— [11]	8.76	1.43	[6]	6		2.36	[7]	2.36	[7]	1.54	[7]
(.10)	8.64	(19.33)		4		2.19		2.19		.92
(.10)	10.82	9.17	[6]	2		2.11	[7]	2.11	[7]	.90	[7]

See page 33 for footnotes.

American Funds Developing World Growth and Income Fund	31

Financial highlights (continued)

		Income (loss) from investment operations[1]
	Net asset value, beginning of period	Net investment income		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations
Class R-2E:
Six months ended 5/31/2016[4,5]	$8.69	$.10		$.05	$.15
Year ended 11/30/2015	10.85	.14		(2.13)	(1.99)
Period from 8/29/2014 to 11/30/2014[5,12]	11.67	.01		(.76)	(.75)
Class R-3:
Six months ended 5/31/2016[4,5]	8.68	.09		.05	.14
Year ended 11/30/2015	10.84	.15		(2.17)	(2.02)
Period from 2/3/2014 to 11/30/2014[5,8]	10.00	.11		.85	.96
Class R-4:
Six months ended 5/31/2016[4,5]	8.69	.11		.06	.17
Year ended 11/30/2015	10.86	.18		(2.18)	(2.00)
Period from 2/3/2014 to 11/30/2014[5,8]	10.00	.13		.86	.99
Class R-5E:
Six months ended 5/31/2016[4,5]	8.69	.11		.06	.17
Period from 11/20/2015 to 11/30/2015[5,13]	8.95	—	[11]	(.26)	(.26)
Class R-5:
Six months ended 5/31/2016[4,5]	8.70	.12		.06	.18
Year ended 11/30/2015	10.87	.20		(2.17)	(1.97)
Period from 2/3/2014 to 11/30/2014[5,8]	10.00	.19		.82	1.01
Class R-6:
Six months ended 5/31/2016[4,5]	8.70	.13		.05	.18
Year ended 11/30/2015	10.87	.20		(2.17)	(1.97)
Period from 2/3/2014 to 11/30/2014[5,8]	10.00	.08		.93	1.01

	Six months ended May 31, 2016[4,5,6]	Year ended November 30 2015	For the period 2/3/2014 to 11/30/2014[5,6,8]
Portfolio turnover rate for all share classes	14%	29%	20%

See Notes to Financial Statements

32	American Funds Developing World Growth and Income Fund

Dividends (from net investment income)	Net asset value, end of period	Total return[2,3]		Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimbursements/ waivers		Ratio of expenses to average net assets after reimbursements/ waivers[2]		Ratio of net income to average net assets[2]

$(.05)	$8.79	1.70%[6,10]		$—	[9]	1.71%[7,10]		1.66%[7,10]		2.35%[7,10]
(.17)	8.69	(18.47)[10]		—	[9]	1.29	[10]	1.27	[10]	1.36	[10]
(.07)	10.85	(6.46)[6,10]		—	[9]	.35	[6,10]	.35	[6,10]	.09	[6,10]

(.03)	8.79	1.66	[6]	6		1.68	[7]	1.68	[7]	2.20	[7]
(.14)	8.68	(18.77)		5		1.56		1.55		1.49
(.12)	10.84	9.54	[6]	3		1.62	[7]	1.62	[7]	1.17	[7]

(.05)	8.81	1.95	[6]	5		1.34	[7]	1.34	[7]	2.62	[7]
(.17)	8.69	(18.57)		4		1.24		1.23		1.86
(.13)	10.86	9.82	[6]	2		1.33	[7]	1.32	[7]	1.42	[7]

(.06)	8.80	1.95	[6]	—	[9]	1.17	[7]	1.17	[7]	2.65	[7]
—	8.69	(2.90)[6]		—	[9]	.03	[6]	.03	[6]	.01	[6]

(.06)	8.82	2.10	[6]	3		1.03	[7]	1.03	[7]	2.87	[7]
(.20)	8.70	(18.32)		3		.92		.92		2.08
(.14)	10.87	10.02	[6]	1		1.05	[7]	1.04	[7]	2.06	[7]

(.06)	8.82	2.13	[6]	22		.97	[7]	.97	[7]	3.14	[7]
(.20)	8.70	(18.28)		15		.88		.88		2.06
(.14)	10.87	10.05	[6]	10		.98	[7]	.97	[7]	.94	[7]

[1]	Based on average shares outstanding.
[2]	This column reflects the impact, if any, of certain reimbursements/waivers from CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services and reimbursed other fees and expenses.
[3]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[4]	Unaudited.
[5]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[6]	Not annualized.
[7]	Annualized.
[8]	For the period February 3, 2014, commencement of operations, through November 30, 2014.
[9]	Amount less than $1 million.
[10]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[11]	Amount less than $.01.
[12]	Class R-2E shares were offered beginning August 29, 2014.
[13]	Class R-5E shares were offered beginning November 20, 2015.

American Funds Developing World Growth and Income Fund	33

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (December 1, 2015, through May 31, 2016).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

34	American Funds Developing World Growth and Income Fund

	Beginning	Ending
	account value	account value	Expenses paid	Annualized
	12/1/2015	5/31/2016	during period*	expense ratio
Class A - actual return	$1,000.00	$1,018.94	$7.27	1.44%
Class A - assumed 5% return	1,000.00	1,017.80	7.26	1.44
Class B - actual return	1,000.00	1,014.63	10.93	2.17
Class B - assumed 5% return	1,000.00	1,014.15	10.93	2.17
Class C - actual return	1,000.00	1,013.93	11.03	2.19
Class C - assumed 5% return	1,000.00	1,014.05	11.03	2.19
Class F-1 - actual return	1,000.00	1,018.06	6.76	1.34
Class F-1 - assumed 5% return	1,000.00	1,018.30	6.76	1.34
Class F-2 - actual return	1,000.00	1,020.62	5.46	1.08
Class F-2 - assumed 5% return	1,000.00	1,019.60	5.45	1.08
Class 529-A - actual return	1,000.00	1,017.83	7.16	1.42
Class 529-A - assumed 5% return	1,000.00	1,017.90	7.16	1.42
Class 529-B - actual return	1,000.00	1,015.90	10.08	2.00
Class 529-B - assumed 5% return	1,000.00	1,015.00	10.08	2.00
Class 529-C - actual return	1,000.00	1,014.91	11.38	2.26
Class 529-C - assumed 5% return	1,000.00	1,013.70	11.38	2.26
Class 529-E - actual return	1,000.00	1,018.18	8.12	1.61
Class 529-E - assumed 5% return	1,000.00	1,016.95	8.12	1.61
Class 529-F-1 - actual return	1,000.00	1,019.80	6.31	1.25
Class 529-F-1 - assumed 5% return	1,000.00	1,018.75	6.31	1.25
Class R-1 - actual return	1,000.00	1,015.43	10.53	2.09
Class R-1 - assumed 5% return	1,000.00	1,014.55	10.53	2.09
Class R-2 - actual return	1,000.00	1,014.25	11.88	2.36
Class R-2 - assumed 5% return	1,000.00	1,013.20	11.88	2.36
Class R-2E - actual return	1,000.00	1,016.98	8.37	1.66
Class R-2E - assumed 5% return	1,000.00	1,016.70	8.37	1.66
Class R-3 - actual return	1,000.00	1,016.57	8.47	1.68
Class R-3 - assumed 5% return	1,000.00	1,016.60	8.47	1.68
Class R-4 - actual return	1,000.00	1,019.46	6.77	1.34
Class R-4 - assumed 5% return	1,000.00	1,018.30	6.76	1.34
Class R-5E - actual return	1,000.00	1,019.54	5.91	1.17
Class R-5E - assumed 5% return	1,000.00	1,019.15	5.91	1.17
Class R-5 - actual return	1,000.00	1,020.99	5.20	1.03
Class R-5 - assumed 5% return	1,000.00	1,019.85	5.20	1.03
Class R-6 - actual return	1,000.00	1,021.27	4.90	.97
Class R-6 - assumed 5% return	1,000.00	1,020.15	4.90	.97

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 366 (to reflect the one-half year period).

American Funds Developing World Growth and Income Fund	35

Approval of Investment Advisory and Service Agreement

American Funds Developing World Growth and Income Fund’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through January 31, 2017. The agreement was amended to add an additional advisory fee breakpoint if and when the fund’s net assets exceed $4 billion. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided, and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective of providing long-term growth of capital while providing current income. They compared the fund’s investment results with those of other funds (including funds that currently form the basis of the Lipper index for the category in which the fund is included), and data such as relevant market and fund indexes, from the fund’s launch date of February 3, 2014, through May 31, 2015. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee reviewed the fund’s investment results measured against various indexes, including the Lipper Emerging Markets Funds Index and the MSCI Emerging Markets Index. They noted that for the brief operating period of the fund, the investment results were below the indexes. The board and the committee concluded that the fund’s investment results have been satisfactory for renewal of the agreement, and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

36	American Funds Developing World Growth and Income Fund

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses generally compared favorably to those of other similar funds included in the Lipper Emerging Markets Funds category. The board and the committee also considered the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the effective advisory fees charged to non-mutual fund clients by CRMC and its affiliates. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational, regulatory and market differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting the benefits CRMC receives from the research obtained with commissions from portfolio transactions made on behalf of the fund. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and related cost allocation methodology, as well as its willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

American Funds Developing World Growth and Income Fund	37

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American Funds Developing World Growth and Income Fund	43

Office of the fund

6455 Irvine Center Drive
Irvine, CA 92618-4518

Investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618-4518

Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets

Bank of New York Mellon
One Wall Street
New York, NY 10286

Counsel

Morgan, Lewis & Bockius LLP
300 South Grand Avenue, 22nd Floor
Los Angeles, CA 90071-3132

Independent registered public accounting firm

Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

44	American Funds Developing World Growth and Income Fund

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete May 31, 2016, portfolio of American Funds Developing World Growth and Income Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

American Funds Developing World Growth and Income Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of American Funds Developing World Growth and Income Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after September 30, 2016, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The American Funds AdvantageSM

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment experience, including 22 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital SystemSM
The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

Superior long-term track record
Our equity funds have beaten their Lipper peer indexes in 91% of 10-year periods and 95% of 20-year periods. Our fixed-income funds have beaten their Lipper indexes in 58% of 10-year periods and 58% of 20-year periods.[2] Our fund management fees have been among the lowest in the industry.[3]

[1]	Portfolio manager experience as of December 31, 2015.
[2]	Based on Class A share results for rolling periods through December 31, 2015. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used).
[3]	On average, our management fees were in the lowest quintile 68% of the time, based on the 20-year period ended December 31, 2015, versus comparable Lipper categories, excluding funds of funds.

ITEM 2 – Code of Ethics

Not applicable for filing of semi-annual reports to shareholders.

ITEM 3 – Audit Committee Financial Expert

Not applicable for filing of semi-annual reports to shareholders.

ITEM 4 – Principal Accountant Fees and Services

Not applicable for filing of semi-annual reports to shareholders.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

American Funds Developing World Growth and Income FundSM
Investment portfolio
May 31, 2016
unaudited
Common stocks 89.52% Financials 18.86%	Shares	Value (000)
Fibra Uno Administración, SA de CV	21,389,900	$46,311
Discovery Ltd.	5,620,366	42,989
First Gulf Bank PJSC	11,899,338	38,389
China Vanke Co. Ltd., Class H	14,238,000	33,933
Moscow Exchange MICEX-RTS PJSC	19,458,889	31,922
Union National Bank PJSC	31,234,452	29,167
China Pacific Insurance (Group) Co., Ltd., Class H1	8,122,800	27,753
Akbank TAS	6,390,635	17,253
Credicorp Ltd.	122,200	17,133
China Overseas Land & Investment Ltd.	4,784,000	14,375
Shinhan Financial Group Co., Ltd.	409,732	13,597
BM&FBOVESPA SA - Bolsa de Valores, Mercadorias e Futuros, ordinary nominative	2,603,600	11,470
Banco Bradesco SA, preferred nominative (ADR)	1,765,720	11,053
BDO Unibank, Inc.	4,906,240	10,596
AIA Group Ltd.	1,771,200	10,360
Grupo Financiero Inbursa, SAB de CV	5,620,500	9,373
Siam Commercial Bank PCL	2,263,800	8,491
ICICI Bank Ltd.	2,329,430	8,470
Mapletree Greater China Commercial Trust	11,070,300	7,878
Sberbank of Russia	3,235,447	6,432
Itaú Unibanco Holding SA, preferred nominative (ADR)	433,785	3,475
		400,420
Consumer staples 14.33%
Unilever PLC	1,335,700	60,861
Thai Beverage PCL	55,467,000	35,243
Carlsberg A/S	341,587	32,959
Nestlé SA	363,397	26,834
Philip Morris International Inc.	255,600	25,223
British American Tobacco PLC	395,700	24,059
Shoprite Holdings Ltd.	2,161,408	22,680
Danone SA	270,894	19,013
PZ Cussons PLC	3,737,500	18,957
Diageo PLC	586,700	15,895
Olam International Ltd.	8,761,600	11,579
Mead Johnson Nutrition Co.	133,200	10,960
		304,263
Consumer discretionary 12.78%
Astra International Tbk PT	120,582,800	58,261
Sands China Ltd.	10,978,400	42,101
Stella International Holdings Ltd.	11,003,000	27,045
Matahari Department Store Tbk PT	17,633,400	24,494
PT Surya Citra Media Tbk	93,543,000	22,941
Grupo Sanborns, SAB de CV, Series B1	14,235,410	18,758
Hyundai Motor Co., Series 2	163,432	14,399
Hyundai Motor Co.	34,794	4,072
American Funds Developing World Growth and Income Fund — Page 1 of 5

unaudited
Common stocks Consumer discretionary (continued)	Shares	Value (000)
Wynn Macau, Ltd.	9,807,200	$15,347
Minth Group Ltd.	4,910,000	14,438
Merida Industry Co., Ltd.	2,683,350	11,313
Chow Sang Sang Holdings International Ltd.	3,784,000	6,467
Naspers Ltd., Class N	41,810	6,149
Great Wall Motor Co. Ltd., Class H	7,243,500	5,574
		271,359
Information technology 10.28%
Taiwan Semiconductor Manufacturing Co., Ltd.	14,911,000	71,554
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	471,200	11,648
Delta Electronics, Inc.	11,827,407	54,400
Quanta Computer Inc.	10,325,000	18,363
Broadcom Ltd.	105,800	16,331
Accenture PLC, Class A	113,000	13,444
VTech Holdings Ltd.	746,600	8,176
MercadoLibre, Inc.	56,400	7,699
Infosys Ltd.	333,800	6,194
Tech Mahindra Ltd.	699,770	5,620
Catcher Technology Co., Ltd.	631,000	4,798
		218,227
Telecommunication services 8.55%
HKT Trust and HKT Ltd., units	29,709,960	43,050
América Móvil, SAB de CV, Series L (ADR)	3,470,400	42,512
Globe Telecom, Inc.	719,605	37,084
Singapore Telecommunications Ltd.	8,245,700	23,173
Bharti Airtel Ltd.	4,166,654	21,761
Perusahaan Perseroan (Persero) PT Telekomunikasi Indonesia Tbk, Class B	29,672,300	8,037
MegaFon PJSC (GDR)	527,095	5,904
		181,521
Industrials 7.75%
CCR SA, ordinary nominative	8,672,300	36,599
CTCI Corp.	16,667,000	23,994
SEEK Ltd.	1,926,052	22,691
BTS Rail Mass Transit Growth Infrastructure Fund	52,714,700	17,412
AirTAC International Group	2,297,250	15,391
Haitian International Holdings Ltd.	8,335,000	13,386
Edenred SA	711,501	13,181
IJM Corp. Bhd.	15,083,400	12,749
Beijing Enterprises Holdings Ltd.	1,590,500	8,269
Yungtay Engineering Co., Ltd.	592,189	869
		164,541
Energy 3.91%
Coal India Ltd.	7,189,190	31,135
Türkiye Petrol Rafinerileri AS	953,781	21,518
Oil Search Ltd.	3,875,270	19,018
Tenaris SA (ADR)	262,900	6,948
Rosneft Oil Company OJSC (GDR)	935,700	4,527
		83,146
American Funds Developing World Growth and Income Fund — Page 2 of 5

unaudited
Common stocks Health care 3.66%	Shares	Value (000)
Shanghai Fosun Pharmaceutical (Group) Co., Ltd. Class H	12,465,500	$32,404
Odontoprev SA, ordinary nominative	6,531,100	20,261
Shanghai Pharmaceutical (Group) Co., Ltd., Class H	7,598,500	16,408
Kalbe Farma Tbk PT1	82,088,500	8,593
		77,666
Materials 3.48%
Alrosa PJSC	25,135,753	26,556
LafargeHolcim Ltd.	383,861	17,262
Vale SA, Class A, preferred nominative	5,152,167	16,026
Vale SA, Class A, preferred nominative (ADR)	14,800	45
Potash Corp. of Saskatchewan Inc. (CAD denominated)	514,000	8,388
First Quantum Minerals Ltd.	866,300	5,682
		73,959
Utilities 1.91%
Glow Energy PCL	6,610,200	15,913
AES Corp.	920,600	10,209
Enersis Américas SA (ADR)	1,086,400	8,300
Enersis Chile SA (ADR)	1,086,400	6,171
		40,593
Miscellaneous 4.01%
Other common stocks in initial period of acquisition		85,113
Total common stocks (cost: $2,134,936,000)		1,900,808
Preferred securities 0.50% Consumer discretionary 0.50%
Zee Entertainment Enterprises Ltd., 6.00% preferred, expires 2022	78,949,000	10,501
Total preferred securities (cost: $10,800,000)		10,501
Rights & warrants 2.10% Consumer staples 2.10%
Savola Group Co., warrants, expire 2017[2,3]	3,190,951	31,841
Shanghai Jahwa United Co., Ltd., Class A, warrants, expire 2016[1,2,3]	3,000,000	12,661
Total rights & warrants (cost: $73,762,000)		44,502
Convertible bonds 0.16% Miscellaneous 0.16%	Principal amount (000)
Other convertible bonds in initial period of acquisition		3,443
Total convertible bonds (cost: $6,352,000)		3,443
Bonds, notes & other debt instruments 1.98% Bonds & notes of governments outside the U.S. 0.85%
Argentina (Republic of) 7.50% 2026[2]	$ 17,150	18,042
American Funds Developing World Growth and Income Fund — Page 3 of 5

unaudited
Bonds, notes & other debt instruments Corporate bonds & notes 0.81% Industrials 0.33%	Principal amount (000)	Value (000)
Lima Metro Line Finance Ltd. 5.875% 2034[2]	$6,795	$6,982
Telecommunication services 0.30%
América Móvil, SAB de CV 2.375% 2016	6,488	6,511
Energy 0.18%
YPF Sociedad Anónima 8.50% 2025[2]	3,650	3,759
Total corporate bonds & notes		17,252
U.S. Treasury bonds & notes 0.32% U.S. Treasury 0.32%
U.S. Treasury 0.50% 2016	6,700	6,701
Total U.S. Treasury bonds & notes		6,701
Total bonds, notes & other debt instruments (cost: $40,794,000)		41,995
Short-term securities 5.97%
BASF AG 0.45% due 6/27/2016[2]	7,200	7,198
Caisse d’Amortissement de la Dette Sociale 0.48% due 7/7/2016[2]	17,700	17,694
Canadian Imperial Bank of Commerce 0.54% due 8/1/2016	15,000	15,001
General Electric Co. 0.32% due 6/1/2016	49,900	49,899
Gotham Funding Corp. 0.45% due 6/2/2016[2]	7,000	7,000
Sumitomo Mitsui Banking Corp. 0.61% due 6/1/2016[2]	10,000	10,000
Total Capital Canada Ltd. 0.60% due 7/15/2016[2]	20,000	19,990
Total short-term securities (cost: $126,775,000)		126,782
Total investment securities 100.23% (cost: $2,393,419,000)		2,128,031
Other assets less liabilities (0.23)%		(4,806)
Net assets 100.00%		$2,123,225
As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.
Forward currency contracts

The fund has entered into a forward currency contract as shown in the following table. The average month-end notional amount of open forward currency contracts while held was $25,293,000.
	Settlement date	Counterparty	Contract amount		Unrealized appreciation at 5/31/2016 (000)
			Receive (000)	Deliver (000)
Sales:
British pounds	7/22/2016	Bank of America, N.A.	$19,219	£13,150	$166

American Funds Developing World Growth and Income Fund — Page 4 of 5

unaudited
[1]	Security did not produce income during the last 12 months.
[2]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $135,167,000, which represented 6.37% of the net assets of the fund.
[3]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $44,502,000, which represented 2.10% of the net assets of the fund.

Key to abbreviations and symbol
ADR = American Depositary Receipts
CAD = Canadian dollars
GDR = Global Depositary Receipts
£ = British pounds
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.
MFGEFPX-100-0716O-S54187	American Funds Developing World Growth and Income Fund — Page 5 of 5

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	Not applicable for filing of semi-annual reports to shareholders.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN FUNDS DEVELOPING WORLD GROWTH AND INCOME FUND

By /s/ Shaw B. Wagener
Shaw B. Wagener, Vice Chairman, President and Principal Executive Officer

Date: July 29, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Shaw B. Wagener
Shaw B. Wagener, Vice Chairman, President and Principal Executive Officer

Date: July 29, 2016

By /s/ Kimberley H. Monasterio
Kimberley H. Monasterio, Treasurer and Principal Financial Officer

Date: July 29, 2016